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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934





       Date of report (Date of earliest event reported): August 22, 2000


                                  U.S. BANCORP
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-6880                   41-0255900
(State or other jurisdiction       (Commission              (I.R.S Employer
     of Incorporation)             File Number)           Identification No.)


              601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55402
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 612-973-1111


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

     On August 22, 2000, U.S. Bancorp (the "Company") issued a press release announcing certain management changes. The press release is included as
Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        99.1 Press Release issued by U.S. Bancorp on August 22, 2000.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      U.S. BANCORP

                                      By   /s/ Terrance R. Dolan
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                                           Terrance R. Dolan
                                           Senior Vice President & Controller

DATE: August 22, 2000
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